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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 3, 2000 relating to the financial statements and financial statement schedule of Omega Protein Corporation, which appear in Omega Protein Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



PRICEWATERHOUSECOOPERS LLP

New Orleans, Louisiana
August 7, 2000